Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), is made as of April 1, 2016, by and between EFACTOR GROUP CORP., a Nevada corporation, with its principal offices located at 340 West 42nd Street Suite 880 New York, NY 10108 (the “Company”), MAGNA EQUITIES II, LLC, a New York corporation, with its address at 40 Wall Street, New York, New York 10005 (“Magna”) and Increasive Ventures B.V. with its principal address at Stevensweg 2, 2141 VL Vijfhuizen, The Netherlands (“IV”, each a “Buyer” and together with Magna, collectively, the “Buyers”).

WHEREAS:

A.           The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B.           Each Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement a 12% senior secured convertible promissory note of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of $112,500 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, each a “Note” and collectively, the “Notes”), convertible into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note.

C.           Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of the Notes as is set forth immediately below its name on the signature pages hereto; and

NOW THEREFORE, the Company and the Buyers severally (and not jointly) hereby agree as follows:

1.             Purchase and Sale of Notes.

(a)          Purchase of Note. On or prior to the Closing Date (as defined below), the Company shall issue and sell to each Buyer and, subject to the terms and conditions set forth in this Agreement, each Buyer agrees to purchase from the Company a Note for a purchase price of $100,000 per Note (the “Purchase Price”).

(b)          Form of Payment. On or prior to the Closing Date, each Buyer shall have paid the Purchase Price per Note by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against future delivery of the Notes. At the Closing, the Company shall deliver such duly executed Notes and other Transaction Documents (as defined below) on behalf of the Company, to each Buyer, against delivery of such Purchase Price.

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(c)          Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Notes pursuant to this Agreement (the “Closing Date”) shall be 12:00 noon, Eastern Standard Time on or about April 12, 2016, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

(d)          Security Agreement. On the Closing Date, the Company shall have duly authorized and delivered to the Buyers a Security Agreement executed by the Company in favor of the Buyers dated as of the Closing Date in the form attached hereto as Exhibit B (the “Security Agreement”), and such Security Agreement shall be in full force and effect as of the Closing Date.

(e)          Pledge Agreement; Escrow Agreement. On the Closing Date, the Company shall have duly authorized and delivered to the Buyers (i) a Security and Stock Pledge Agreement with respect to the Pledged Securities and Pledge Collateral (as such terms are defined in the Pledge Agreement) all the issued and outstanding equity interests (the “Pledged Equity”) in each of the Company’s Subsidiaries (defined below), in the form of Exhibit C attached hereto (the “Pledge Agreement”), which shall be in full force and effect as of the Closing Date; and (ii) an Escrow Agreement, in the form of Exhibit D attached hereto (the “Escrow Agreement”) appointing an escrow agent to hold the Pledged Securities and Pledge Collateral in escrow pursuant to and in accordance with the terms of the Escrow Agreement.

(f)          Certain Definitions. Capitalized Terms not otherwise defined herein shall have the meanings set forth in the Notes.

2.             Buyer’s Representations and Warranties. Each Buyer for itself only and not for the other Buyer represents and warrants to the Company that:

(a)          Investment Purpose. As of the date hereof, the Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note, (such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

(b)          Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act (an “Accredited Investor”).

(c)          Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

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(d)          Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(e)          Legends. The Buyer understands that the Note and, until such time as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, it will be considered an Event of Default of the Note.

(f)          Authorization; Enforcement. This Agreement has been duly and validly authorized by the Buyer. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

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(g)          Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

3.             Representations and Warranties of the Company. The Company represents and warrants to each Buyer that:

(a)          Organization and Qualification. The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the subsidiaries of the Company (the “Subsidiaries”), whose issued and outstanding securities are owed by the Company and which are being pledged and will be held pursuant to and in accordance with the Pledge Agreement and the Escrow Agreement, respectively, and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

(b)          Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Notes, the Security Agreement, the Pledge Agreement, the Escrow Agreement, the Transfer Agent Letters (as defined below) and each of the other agreements, documents and instruments expressly contemplated by this Agreement or otherwise relating to the Notes, and any amendments, renewals, restatements, replacements or other modifications of the foregoing from time to time and to consummate the transactions contemplated hereby and thereby and to issue the Note, in accordance with the terms hereof and thereof (collectively, the “Transaction Documents”), (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Notes, the reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors, including by a majority of the disinterested directors, and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other Transaction Documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such Transaction Documents will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

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(c)          Capitalization. As of the date hereof, the authorized capital stock of the Company consists of: (i) 300,000,000 shares of Common Stock, of which 4,376,752 shares are issued and outstanding; no shares are reserved for issuance except (i) 63,792 shares pursuant to the Company’s stock option plans, (ii) 7,807,373 shares issuable upon conversion of all outstanding convertible notes, and (iii) 1,993,629 shares reserved for issuance pursuant to warrants exercisable for shares of Common Stock. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable and have been issued in compliance with all federal and state securities laws. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, (i) except as set forth in this Section 3(c), there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) except as set forth on Schedule 3(c)(1), there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) except as set forth on Schedule 3(c)(2) and for the Notes and the notes issued to the Buyers and warrants previously issued to each Buyer, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Notes or the Conversion Shares. Except as set forth in the SEC Documents, none of the Company’s and/or any of its Subsidiaries’ assets (whether tangible or non-tangible), including, but not limited to, any securities of any of the Company’s Subsidiaries is directly and/or indirectly subject to any Liens. Neither the Company nor any of its Subsidiaries is a direct or indirect party to any security agreement, pledge agreement or other agreement, relating or effecting any of the Company’s and/or its Subsidiaries’ assets and no third party has any claim, asserted any claim or informed the Company and/or any of its Subsidiaries that it believes it has a claim in or to any of the Company’s and/or its Subsidiaries assets. All issued and outstanding securities of the Subsidiaries are owed beneficially and of record by the Company free and clear of all Liens.

(d)          Issuance of Shares and Notes. The Conversion Shares and the Notes are duly authorized, and the Conversion Shares are reserved for issuance and the Notes and the Conversion Shares when issued will be validly issued, fully paid and non-assessable, and free from Liens and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and/or any other person and will not impose personal liability upon the holder thereof.

(e)          Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement, the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

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(f)          No Conflicts. The execution, delivery and performance of this Agreement, the Note and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws of the Company or any Subsidiary, each as amended through and including the Closing Date (collectively, the “Internal Documents”), (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, debenture, indenture, and/or any other Indebtedness (as defined below), and/or interest evidencing any such Indebtedness, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or by which any of its and/or any of its Subsidiaries’ assets are bound by and/or subject to or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company and/or any of its Subsidiaries or their respective securities and/or assets are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of their Internal Documents or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, neither the Company nor any of its Subsidiaries is required to obtain any corporate, shareholder and/or other consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform each of its respective obligations under this Agreement, the Note and/or any of the other Transaction Documents in accordance with the terms hereof or thereof or to issue and sell the Note in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Note. All consents, authorizations, orders, filings and registrations which the Company and/or any of its Subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Over-the-Counter Bulletin Board (the “OTCQB”) and does not reasonably anticipate that the Common Stock will be delisted by the OTCQB in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

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(g)           SEC Documents; Financial Statements. As of the date hereof, except for the failure of the Company to file its Annual Report on Form 10-K for the year ended December 31, 2015 on or prior to March 30, 2016, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The Company has delivered to the Buyers true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to four months prior to the date hereof and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

(h)           Absence of Certain Changes. Except as set forth in the SEC Documents, since the date of the latest financial statements included in the SEC reports: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to United States generally accepted accounting principles (“GAAP”) or disclosed in filings made with the SEC, (iii) neither the Company nor any of its Subsidiaries has altered its method of accounting, (iv) neither the Company nor any of its Subsidiaries has declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of their respective capital stock and (v) neither the Company nor any of its Subsidiaries has issued any equity securities to any officer, director or affiliate, except pursuant to existing Company equity incentive plans. Neither the Company nor any of its Subsidiaries has pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

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(i)            Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. To the knowledge of the Company, there are no threatened proceedings against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

(j)            Patents, Copyrights, etc. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable each to conduct their respective business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

(k)           No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect. Except as set forth in the SEC Documents or in Schedule 3(k), neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, note, instrument, loan, credit agreement, security agreement, pledge agreement or any other material agreement or instrument to which any of such entities is a party or by which any of such entities’ properties and/or assets is directly and/or indirectly bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body or (ii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each of the foregoing cases as could not have or reasonably be expected to result in a Material Adverse Effect.

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(l)             Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other income tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

(m)           Certain Transactions. Except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties that are disclosed in the Company’s SEC documents, and none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(n)            Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyers pursuant hereto and otherwise in connection with the transactions contemplated hereby and/or in the other Transaction Documents is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

(o)            Acknowledgment Regarding Buyers’ Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company and/or any of its Subsidiaries (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Buyer or any of their respective representatives or agents in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby is not advice or a recommendation and is merely incidental to a Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

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(p)            No Integrated Offering. Neither the Company, any of its Subsidiaries nor any of their respective affiliates, nor any person acting on behalf of the Company, any of its Subsidiaries or their respective affiliates, will sell, offer for sale, or solicit offers to buy or otherwise negotiate with respect to any security (as defined in the 1933 Act) which will be integrated with the sale of the securities in a manner which would require the registration of the securities under the Securities Act of 1933, or require stockholder approval, under the rules and regulations of the trading market for the common stock. The Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the trading market, with the issuance of securities contemplated hereby.

(q)            No Brokers. Neither the Company nor any of its Subsidiaries has taken action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(r)            Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits. In the prior six months to the date hereof, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

(s)            Environmental Matters.

(i)          There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

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(ii)         Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii)        There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

(t)            Title to Property. The Company and its Subsidiaries each have exclusive and sole good and marketable title in fee simple to all real property owned by them and good and marketable title to all personal property and/or other assets owned by them, in each case free and clear of all direct and/or indirect liens, security interests, pledges, encumbrances, defects and/or other clouds on title. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases.

(u)           Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. The Company has provided to each Buyer true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

(v)           Internal Accounting Controls. Except as set forth in the SEC Reports, the Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

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(w)          Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(x)            Application of Takeover Protections. The Company, its Subsidiaries and the Board of Directors of each has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to a Buyer as a result of a Buyer, the Company and/or the Company’s Subsidiaries fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation, as a result of the Company’s issuance of the Securities, the Buyers’ ownership of the Securities and/or the actions and/or transactions contemplated by the Security Agreement, the Pledge Agreement and/or the other Transaction Documents.

(y)           No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

(z)            No Disagreements with Accountants and Lawyers; Outstanding SEC Comments. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is or immediately after the Closing Date will be current with respect to any fees owed to its accountants which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. There are no unresolved comments or inquiries received by the Company or its Affiliates from the SEC which remain unresolved as of the date hereof.

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(aa)          Bad Actor Disqualification.

(i)          No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act ("Regulation D Securities"), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(ii)         Other Covered Persons. The Company is not aware of any person that (i) has been or will be paid (directly or indirectly) remuneration for solicitation of the Buyers in connection with the sale of the Securities and (ii) who is subject to a Disqualification Event.

(iii)        Notice of Disqualification Events. The Company will notify the Buyers in writing of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person, prior to any Closing of this Offering.

(bb)         Certain Actions. Neither the Company nor any Subsidiary is aware of any actions taken and/or contemplated to be taken to effectuate any change of control of the Company and/or any Subsidiary, the acquisition, sale, transfer and/or other disposition of any securities, assets and/or rights of the Company and/or any Subsidiary.

(cc)         Indebtedness. Other than as set forth in the SEC Documents or the schedules hereto, neither the Company nor any of its Subsidiaries has and or is obligated to pay any Indebtedness.

(dd)         Liens. Other than Permitted Liens, neither the Company nor any Subsidiary and/or any of their respective assets are subject to any Liens.

(ee)          Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to each Buyer pursuant to this Agreement, it will be considered an Event of default under the Notes.

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(ff)           Bankruptcy Status; Indebtedness. Neither the Company nor any Subsidiary has any current intention or expectation to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the date of this Agreement. All outstanding Indebtedness of the Company and/or its Subsidiaries is set forth in the SEC Documents.

(gg)         Subsidiary Rights.  The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or any Subsidiary.

4.             COVENANTS.

(a)            Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

(b)           Form D; Blue Sky Laws; Form 8-K. The Company agrees to file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall file a Current Report on Form 8-K disclosing this transaction not later than one business day after the Closing Date.

(c)            Use of Proceeds. The Company shall use the proceeds received by the Company from the Buyers from the sale of the Notes (i) to pay $50,000 to HT Skills Ltd., and (ii) $5,000 to each of the Buyer’s respective legal counsel and the Company’s legal counsel and (iii) the balance for working capital.

(d)            Right of First Refusal. Unless it shall have first delivered to the Buyers, at least seventy two (72) hours prior to the closing of such Future Offering (as defined herein), written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing each Buyer an option during the seventy two (72) hour period following delivery of such notice to purchase the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the “Right of First Refusal”) (and subject to the exceptions described below), the Company will not conduct any equity financing (including debt with an equity component or debt convertible into equity securities) (hereinafter referred to as “Future Offerings”) during the period beginning on the Closing Date and ending two (2) years following the Closing Date. In the event the terms and conditions of a proposed Future Offering are amended in any respect after delivery of the notice to each Buyer concerning the proposed Future Offering, the Company shall deliver a new notice to each Buyer describing the amended terms and conditions of the proposed Future Offering and each Buyer thereafter shall have an option during the seventy two (72) hour period following delivery of such new notice to purchase its pro rata share of the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Offering. The Right of First Refusal shall not apply to any transaction involving (i) issuances of securities in a firm commitment or “best efforts” underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act) or firm commitment or “best efforts” secondary offering or (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company. The Right of First Refusal also shall not apply to the issuance of securities upon exercise or conversion of the Company’s options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the shareholders of the Company.

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(e)            Financial Information. Upon written request the Company agrees to send or make available the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within two (2) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the shareholders of the Company, copies of any notices or other information the Company makes available or gives to such shareholders.

(f)            Authorization and Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Note and issuance of the Conversion Shares in connection therewith (based on the Conversion Price of the Note in effect from time to time) and as otherwise required by the Note. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Note without the consent of the Buyers. The Company shall at all times maintain the number of shares of Common Stock so reserved for issuance at an amount (“Reserved Amount”) equal to four times the number that is then actually issuable upon full conversion of the Note and Additional Note (based on the Conversion Price of the Note in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance (“Authorized and Reserved Shares”) is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company’s obligations under this Section 4(f), in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount. If the Company fails to obtain such shareholder approval within thirty (30) days following the date on which the number of Reserved Amount exceeds the Authorized and Reserved Shares, it will be considered an Event of default under Section 3.4 of the Note.

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(g)            Listing. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Note. The Company will obtain and, so long as any Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTCQB or any equivalent replacement exchange, the Nasdaq Global Select Market, Nasdaq Global Market or Nasdaq Capital Market (collectively, “Nasdaq”), , the New York Stock Exchange (“NYSE”), or the NYSE MKT (“NYSE MKT”) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives from the OTCQB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems. If the market price of the Company’s Common Stock shall at any time fall below the price required to continue to be quoted on the Company’s then principal exchange or automated quotation system, the Company shall as soon as practicable take all actions necessary to effect a reverse split of the Company’s Common Stock, such that the price would then be at least fifty percent (50%) above the required price, post-split. If the Company fails to achieve the required reverse split within thirty (30) days following the date on which the price fell below the required minimum trading price, it will be considered an Event of default under Section 3.4 of the Note.

(h)           Corporate Existence. So long as any Note remains outstanding, the Company shall maintain its and each of its Subsidiaries’ corporate existence and shall not directly and/or indirectly sell, transfer and/or otherwise dispose of any of its or any of its Subsidiaries’ assets including, but not limited to, the Pledged Equity and/or allow any lien to be placed on any of such assets or the Pledged Equity, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the other Transaction Documents and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the Nasdaq, NYSE or the NYSE MKT.

(i)             No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

(j)             Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Buyers pursuant to this Agreement, it will be considered an Event of default under Section 3.4 of the Notes.

(k)            Failure to Comply with the 1934 Act. So long as the Buyers beneficially own the Notes, the Company shall comply with the reporting requirements of the 1934 Act; and the Company shall continue to be subject to the reporting requirements of the 1934 Act; provided, however, if the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 by May 31, 2016 and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016 by June 30, 2016, the Company shall not be in default in respect of this covenant.

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(l)             Trading Activities. Neither the Buyers nor their affiliates has an open short position in the common stock of the Company and the Buyers agree that they shall not, and that they will cause their affiliates not to, engage in any short sales of or hedging transactions with respect to the common stock of the Company.

(m)           Exclusivity. Until the later of (i) one hundred eighty (180) days after the Issuance Date and (ii) the date the Buyers nor any of their affiliates hold any Securities, neither the Company, any Subsidiary nor any of their respective agents, employees, affiliates and/or any person acting on their behalf shall, directly or indirectly, initiate, publicly announce, seek, negotiate, solicit. encourage enter into or discuss with any Person other than the Buyers, any transaction involving the sale, issuance, transfer, assignment and/or other disposition of any securities, assets and/or rights of the Company and/or any of its Subsidiaries including, but not limited to, the Pledge Agreement or any other transaction having an effect or result similar thereto. Neither the Company, any of its Subsidiaries nor any of their respective employees, officers, directors, affiliates, representatives, agents or other related persons shall, directly and/or indirectly negotiate, discuss, enter into any transaction and/or agreement with one Buyer and not the other Buyer and shall provide the same documents and other information it provides to one Buyer simultaneously to the other Buyer.

(n)           Non-Frustration of Purpose. So long as either Buyer or its affiliates hold any Securities, neither the Company nor any of its affiliates or Subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will effect, enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction the terms of which would or would reasonably be expected to (i) have a material adverse effect on the Buyers’ investment in the Notes or Conversion Shares and/or the other actions and/or transactions contemplated by the Transaction Documents or (ii) restrict, delay, conflict with or impair the ability or right of the Company to timely perform its obligations under this Agreement, the Notes, and/or other Transaction Documents including, without limitation, the obligation of the Company to timely deliver shares of Common Stock to the Buyers or their affiliates in accordance with this Agreement or the Notes.

(o)           Restricted Transactions. Until the later the date neither Buyer and/or any of their respective affiliates hold any Securities, neither the Company nor any of its affiliates or Subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will, without the prior written consent of the Investor, directly or indirectly, solicit, accept, enter into, announce, or otherwise cooperate in any way, assist or participate in or facilitate or encourage, any exchange (i) of any security of the Company or any of its subsidiaries for any other security of the Company or any of its subsidiaries, except to the extent (x) consummated pursuant to an exchange registered under a registration statement of the Company filed pursuant to the 1933 Act and declared effective by the SEC or (y) such exchange is exempt from registration pursuant to an exemption provided under the 1933 Act (other than Section 3(a)(10) of the 1933 Act) or (ii) of any indebtedness or other securities of the Company or any of its subsidiaries relying on the exemption provided by Section 3(a)(10) of the 1933 Act. Notwithstanding the foregoing or anything contained herein to the contrary, neither the Company nor any of its affiliates or subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will, without the prior written consent of the Buyers (which consent may be withheld, delayed or conditioned in the Buyers’ sole discretion), directly or indirectly, cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any third party to effect any acquisition of securities of the Company by such third party from an existing holder of such securities in connection with a proposed exchange of such securities of the Company (whether pursuant to Section 3(a)(9) or 3(a)(10) of the 1933 Act or otherwise).

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5.              Transfer Agent Instructions. The Company covenants and agrees that it will at all times while any Securities remain outstanding maintain a duly qualified independent transfer agent. On or prior to the initial Closing Date, the Company shall provide a copy of its agreement with the transfer agent to each Buyer. If a new transfer agent is appointed at any time, the Company shall provide each Buyer with a copy of the new agreement within three (3) business days of its execution. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares in such amounts as specified from time to time by the applicable Buyer to the Company upon conversion of the Notes in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Company and the Company. Prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(e) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(e) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Notes; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Conversion Shares to be issued to the Buyers upon conversion of or otherwise pursuant to the Notes as and when required by the Notes and this Agreement; and (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Conversion Shares issued to the Buyers upon conversion of or otherwise pursuant to the Notes as and when required by the Notes and this Agreement. If a Buyer provides the Company, at the cost of such Buyer, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) such Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyers shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

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6.             Conditions to the Company’s Obligation to Sell and Perform. The obligation of the Company hereunder to issue and sell the Notes to the Buyers at the Closing and perform all other actions and/or transactions as contemplated by this Agreement and the other Transaction Documents, is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)            Each Buyer shall have executed this Agreement and delivered the same to the Company.

(b)           Each Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

(c)            The representations and warranties of the each Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

(d)           No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.             Conditions to The Buyers’ Obligation to Purchase. The obligation of each Buyer to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Buyers’ sole benefit and may be waived by the Buyers (but solely as to such Buyer) at any time in its sole discretion:

(a)            The Company shall have executed and delivered to each Buyer the following:

(i)	this Agreement
(ii)	the Security Agreement and all other documents contemplated therein including, but not limited to, UCC-1 financing statements in form and on terms satisfactory to the Buyers
(iii)	the Pledge Agreement and all other documents contemplated therein including, but not limited to, the Pledged Securities (as defined in the Pledge Agreement), the Pledge Collateral and stock transfer powers for the Pledged Securities executed but not dated in form and substance satisfactory to the Buyers

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(iv)	the Escrow Agreement
(v)	such other documents, instruments and/or certificates requested by the Buyers

(b)            The Company shall have delivered to each Buyer a duly executed Note (in such denominations as each Buyer shall request) in accordance with Section 1(b) above.

(c)            The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to each Buyer, which shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent.

(d)            The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Each Buyer shall have received a certificate or certificates, executed by the chief executive officer and chief financial officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyers including, but not limited to certificates with respect to the Company’s Internal Documents and Board of Directors’ resolutions relating to the transactions contemplated hereby and in the other Transaction Documents.

(e)            No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement and in the other Transaction Documents.

(f)            No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company and/or any Subsidiary including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations, or in the sole discretion of Buyers, the transaction’s risk profile, market pricing or implied volatility substantially changes, due diligence concerns arise, or any other conditions material to the successful closing of the transaction are not acceptable to the Buyers.

(g)            The Conversion Shares shall have been authorized for quotation on the OTCQB and trading in the Common Stock on the OTCQB or such equivalent exchange and shall not have been suspended by the SEC or the OTCQB or such equivalent exchange.

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8.             Governing Law; Miscellaneous.

(a)            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by any party hereto (including the Subsidiaries who are not a party hereto but are controlled by and are affiliates of the Company) against any other party directly and/or indirectly concerning, related to and/or arising out of this Agreement, any other Transaction Document and/or the actions and/or other transactions contemplated hereby and/or thereby shall be brought only and exclusively in the state courts or in the federal courts located in the state, city and county of New York. The parties hereto (including the Subsidiaries who are not a party hereto but are controlled by and are affiliates of the Company) hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The prevailing party(s) shall be entitled to recover from the other party(s) its reasonable attorney's fees and costs (except neither Buyer shall be obligated to pay the other Buyer unless one Buyer brings action against the other). In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Documents, by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(b)           Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(c)            Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(d)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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(e)            Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of each Buyer.

(f)            Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile and/or email with accurate confirmation generated by the transmitting facsimile machine or emailing computer, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

EFACTOR GROUP CORP.

340 West 42nd Street, Suite 880

New York, NY 10108 USA

Attn: Mark Noffke

Email: markn@efactorgroup.com

Facsimile: 888-311-9659

If to MAGNA:

MAGNA GROUP

40 Wall Street

New York, NY 10005

Attn: Joshua Sason, Managing Member

Email: joshua.sason@mag.na

Facsimile: _N/A_____

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If to IV:

INCREASIVE VENTURES B.V:

Increasive Ventures B.V.

Stevensweg 2,

2141 VL Vijfhuizen,

The Netherlands

Attn: Ad Prins

Email: ad@whiteeagle.nl

Facsimile: N/A

Each party shall provide written notice to the other parties of any change in address.

(g)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(e), any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

(h)           Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)             Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. The Company agrees to indemnify and hold harmless each of the Buyers and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or the Transaction Documents or any of its covenants and obligations under this Agreement or the Transaction Documents, including advancement of expenses as they are incurred.

(j)             Publicity. The Company, and each of the Buyers shall have the right to review a reasonable period of time before issuance of any press releases, SEC, OTCQB or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of each of the Buyers, to make any SEC, OTCQB (or other applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations; provided however, each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon and no such press release shall be issued without the prior approval of the Buyers).

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(k)            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

(l)             No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)           Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement and the Transaction Documents will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyers shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to seek an injunction or injunctions restraining, preventing or curing any breach of this Agreement or the Transaction Documents and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

(n)           Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever a Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of a Note, the Buyer shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

(o)           Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by Buyers in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Buyers with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Buyers to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Buyers’ election.

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IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

EFACTOR GROUP CORP.

By:	/s/ Mark Noffke
Name: Mark Noffke
Title: Chief Financial Officer

MAGNA EQUITIES II, LLC

By:	/s/ Joshua Sason
Name: Joshua Sason
Title: Managing Member

INCREASIVE VENTURES B.V.

By:	/s/ Ad Prins
Name: Ad Prins
Title: Managing Director

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EXHIBIT A

FORM OF NOTE

26

EXHIBIT B

SECURITY AGREEMENT

27

EXHIBIT C

PLEDGE AGREEMENT

28

EXHIBIT D

ESCROW AGREEMENT

29

SCHEDULE 3(a)

LIST OF SUBSIDIARIES’ NAME, ADDRESS AND PLACE OF INCORPORATION

Name of Subsidiary	Address	Jurisdiction of Incorporation

The E-Factor Corporation	340 West 42nd Street, Suite 880 New York, NY 10108 USA	Delaware

MCC International Limited	Southampton Science Park 2 Venture Road Chilworth, Southampton Hampshire SO16 7NP	United Kingdom

RocketHub Inc.	119 W. 24th Street 4th Floor New York, NY 10011	New York

ELEQT Ltd	29 Portland Place London W1B 1QB UK	United Kingdom

HT Skills Ltd	321 Chase Road London, N14 6JT GB	United Kingdom

GroupCard BV	Hornweg 5 1432 GD Aalsmeer Postbus 8004 1180 LA Amstelveen The Netherlands	The Netherlands

Member Digital Ltd	The Guild Guildhall High Street Bath BA1 5EB United Kingdom	United Kingdom

SubHub LLC	The Guild Guildhall High Street Bath BA1 5EB United Kingdom	Florida

Robson Dowry Associates Ltd.	7 Berkeley Square Clifton, Bristol BS8 1HG United Kingdom	United Kingdom

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SCHEDULE 3(c)(1)

REGISTRATION RIGHTS

•	Promissory Note dated January 9, 2015

•	Promissory Notes dated January 26, 2015, September 21, 2015 and February 5, 2016

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SCHEDULE 3(c)(2)

ANTI-DILUTION PROVISIONS

•	Promissory Note dated 11/13/2015
•	Promissory Note dated 11/20/2015
•	Promissory Note dated 11/20/2015
•	Promissory Note dated 11/23/2015
•	Promissory Note dated 1/13/2016
•	Promissory Note dated 1/27/2016
•	Promissory Note dated 1/28/2016
•	Promissory Note dated 1/28/2016
•	Promissory Note dated 11/24/2015

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SCHEDULE 3(k)

DEFAULTS

Promissory Notes
	Date	Amount	Maturity date

	5/13/2008	€15,000	N/A
	12/6/2012	$200,000	12/5/2013
	7/20/2010	€15,000	N/A
	8/30/2013	$39,610	10/29/2014

	8/30/2013	100,000	10/29/14
	10/22/2013	$85,000	4/22/2014

	10/26/2012	$40,000	11/15/2012
	12/26/2013	$20,399	6/28/2014

	12/22/2014	17,500.00	2/28/2014
	1/2/2014	62,180.00	2/28/2014
	1/9/2014	13,559.00	2/28/2014
	11/1/2013	40,739.00	1/14/2014
	7/30/2014	36,833.00	8/30/2014
	9/3/2014	129,658.00	3/3/2015
	10/30/2015	154,000.00	12/15/2015
	7/22/2015	120,000.00	11/19/2015
	7/31/2015	1,250,000.00	12/31/2015
	6/19/2015	226,560.00	10/31/2015
	1/9/2015	125,000.00	1/9/2016
	1/26/2015	78,750.00	7/25/2015
	9/21/2015	19,300.00	9/21/2016
	2/5/2016	58,300.00	2/5/2017
	3/2/2015	175,000.00	3/1/2016
	3/2/2015	200,000.00	3/1/2016
	2/26/2015	25,000.00	2/26/2016
	3/15/2015	15,000.00	3/14/2016
	3/27/2015	29,500.00	3/26/2016
	4/8/2015	200,000.00	4/7/2016
	5/1/2015	53,000.00	4/30/2016
	5/22/2015	200,000.00	5/21/2016
	5/27/2015	85,000.00	5/26/2016
	11/13/2015	110,000.00	11/12/2016
	11/20/2015	29,700.00	11/19/2016
	11/20/2015	57,750.00	11/19/2016
	11/17/2015	11,000.00	2/17/2016
	11/20/2015	5,500.00	12/31/2015
	11/23/2015	5,500.00	12/31/2015
	11/23/2015	5,500.00	12/31/2015
	1/13/2016	50,000.00	1/12/2017
	1/27/2016	63,000.00	10/26/2016
	1/28/2016	35,000.00	1/27/2017
	3/11/2016	60,000.00	3/11/2017
	1/28/2016	35,000.00	1/27/2017
	11/24/2015	150,000.00	11/23/2016
	4/27/2015	150,000.00	8/31/2015
	1/31/2013	10,000.00	5/31/2016
	4/27/2012	20,000.00	8/31/2015
	4/27/2012	10,000.00	8/31/2015
	4/27/2012	30,000.00	4/27/2015
	4/27/2012	25,000.00	4/27/2015
	4/27/2012	10,000.00	4/27/2015

Other Defaults

•	Employment and non-competition agreement dated as of July 30, 2012.

•	Company Voluntary Arrangement for MCC International, Ltd.

33